UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): April 7, 2005
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                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-19603                             06-1242753
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        (Commission File Number)        (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------

On April 7, 2005, Centennial Communications Corp. issued a press release announcing its financial results for the fiscal quarter ended February 28, 2005. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.


Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

    (c)           Exhibits.

                  99.1 Press release of Centennial Communications Corp. dated April 7, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:  /s/ Tony L. Wolk
                                          --------------------------------------
Date:  April 7, 2005                      Tony L. Wolk
                                          Senior Vice President, General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                        Description
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99.1        Press release of Centennial Communications Corp. dated April 7, 2005


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